EXHIBIT 4.2



TPE

6.95% SERIES E CUMULATIVE REDEEMABLE
PREFERRED SHARES
PAR VALUE $.03

6.95% SERIES E CUMULATIVE REDEEMABLE
PREFERRED SHARES
PAR VALUE $.03


COMPANY LOGO


Weingarten  Realty  Investors

A  TEXAS  REAL  ESTATE  INVESTMENT  TRUST

FORMED  UNDER  THE  LAWS  OF  THE  STATE  OF  TEXAS


THIS  CERTIFICATE  IS  TRANSFERABLE  IN
NEW  YORK,  NY  OR  RIDGEFIELD  PARK,  NJ


SEE  REVERSE  FOR  CERTAIN  DEFINITIONS


THIS  CERTIFIES  THAT  _________________________________________________________

IS  THE  OWNER  OF  ____________________________________________________________

FULLY PAID AND NONASSESSABLE 6.95% SERIES E CUMULATIVE REDEEMABLE PREFERRED SHARES OF

Weingarten Realty Investors (the "Trust"), transferable on the books of the Trust by the holder hereof in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized representatives.

PREFERRED SHARES


Dated:


THERE  ARE  RESTRICTIONS  ON  THE  TRANSFER  OF  THE  SHARES  EVIDENCED  BY THIS
CERTIFICATE  AS  MORE  FULLY  SET  FORTH  ON  THE  REVERSE  HEREOF.


COUNTERSIGNED AND REGISTERED:

MELLON INVESTOR SERVICES LLC
TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE


/s/ Stanford Alexander
Chairman


/s/ M. Candace DuFour
Secretary


COMPANY SEAL


WEINGARTEN REALTY INVESTORS

This Certificate and the shares represented hereby are subject in all respects to the laws of the State of Texas and to the Declaration of Trust and Bylaws of the Trust and any amendments thereto. The Declaration of Trust, as amended, provides that no shareholder shall have any preemptive rights to acquire unissued or treasury shares of the Trust. The Declaration of Trust also restricts the transfer of the shares of beneficial interest evidenced by this Certificate in connection with the qualification by the Trust as a real estate investment trust. Copies of the Trust's Declaration of Trust are on file with the Harris County, Texas, County Clerk and will be furnished to any shareholder of record without charge upon written request to the Trust at the principal place of business or registered office.

The Trust will furnish a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class which the Trust is authorized to issue and the difference in the relative rights and preferences between the shares of each series of any preferred class to the extent they have been set and the authority of the trust managers to set the relative rights and preferences of subsequent series to any holder of shares without charge on written request to the Trust at its principal place of business or registered office.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common
TEN ENT   - as tenants by the entireties
JT TEN    - as joint tenants with right
            survivorship and not as
            tenants in common


UNIF  GIFT  MIN  ACT  -  _____________________ Custodian _______________________
                              (Cust)                            (Minor)
                                         under Uniform  Gifts to Minors
                                         Act  ___________
                                                (State)

Additional  abbreviations  may  also  be  used  though  not  in  the above list.

For value received, ________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE _________________________________________________


________________________________________________________________________________


________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee


________________________________________________________________________________


________________________________________________________________________________


________________________________________________________________Preferred Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint


________________________________________________________________________________


________________________________________________________________________________
Attorney to transfer the said shares on the books of the within-named Trust with full power of substitution in the premises.


                                           _____________________________________


                                           _____________________________________


ALL  GUARANTEES  MUST  BE  MADE  BY  A  FINANCIAL INSTITUTION (SUCH AS A BANK OR
BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), ON THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.